UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-22426
Name of Fund: BlackRock Taxable Municipal Bond Trust (BBN)
Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Taxable Municipal Bond Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800) 882‑0052, Option 4
Date of fiscal year end: 12/31/2026
Date of reporting period: 06/30/2026

Item 1 –	Reports to Stockholders
(a) The Reports to Shareholders are attached herewith.

June 30, 2026
2026 Semi-Annual Report (Unaudited)

BlackRock Taxable Municipal Bond Trust (BBN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Taxable Municipal Bond Trust’s (BBN) (the "Trust") amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
June 30, 2026
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BBN	$ 0.502239	$ —	$ —	$ 0.089361	$ 0.591600	85%	— %	— %	15%	100%

(a)
The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at blackrock.com.
Managed Distribution Plan
The Trust, with the approval of its Board of Trustees (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Trust currently distributes a fixed amount of $0.098600 per share on a monthly basis.
The fixed amount distributed per share is subject to change at the discretion of the Trust’s Board. The Trust is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, the Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.
Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. The Trust’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate the Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.  Please refer to Trust’s prospectus for a more complete description of the Trust’s risks.

2026 BlackRock Semi-Annual Report to Shareholders

Table of Contents

The Benefits and Risks of Leveraging
The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.
The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.
Derivative Financial Instruments
The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trust must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2026 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2026

BlackRock Taxable Municipal Bond Trust (BBN)
Investment Objective
BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings.
Under normal market conditions, the Trust will invest at least 80% of its managed assets in taxable municipal securities, which include BABs.  The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. Under normal market conditions, the Trust will invest at least 80% of its managed assets in securities that at the time of investment are investment grade quality.
As used herein, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
As of June 30, 2026, 39% of the Trust’s portfolio is composed of BABs. Like other taxable municipal securities, interest received on BABs is subject to U.S. tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the BABs. This allowed such issuers to issue bonds that pay interest rates that were expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. While the U.S. Treasury subsidizes the interest paid on BABs, it does not guarantee the principal or interest payments on BABs, and there is no guarantee that the U.S. Treasury will not reduce or eliminate the subsidy for BABs in the future. Any interruption, delay, reduction and/or offset of the reimbursement from the U.S. Treasury may reduce the demand for direct pay BABs and/or potentially trigger extraordinary call features of the BABs. As of the date of this report, the subsidy that issuers of direct pay BABs receive from the U.S. Treasury has been reduced from its original level as the result of budgetary sequestration. The extraordinary call features of some BABs permit early redemption at par value, and the reduction in the subsidy issuers of direct pay BABs receive from the U.S. Treasury has resulted, and may continue to result, in early redemptions of some BABs at par value. Such early redemptions at par value may result in a potential loss in value for investors of such BABs, who may have purchased the securities at prices above par, and may require such investors to reinvest redemption proceeds in lower-yielding securities. As of the date of this report, the Trust did not own any BABs subject to a par value extraordinary call feature. Additionally, many BABs also have more typical call provisions that permit early redemption at a stated spread to an applicable prevailing U.S. Treasury rate. Early redemptions in accordance with these call provisions may likewise result in potential losses for the Trust and give rise to reinvestment risk, which could reduce the Trust’s income and distributions.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BBN
Initial Offering Date	August 27, 2010
Current Distribution Rate on Closing Market Price as of June 30, 2026 ($16.17)(a)	7.32%
Current Monthly Distribution per Common Share(b)	$0.098600
Current Annualized Distribution per Common Share(b)	$1.183200
Leverage as of June 30, 2026(c)	36%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of
Leveraging and Derivative Financial Instruments.

Trust Summary

Trust Summary as of June 30, 2026(continued)

BlackRock Taxable Municipal Bond Trust (BBN)
Taxable Municipal Bond Overview
Taxable municipal bonds trade at a spread (or additional yield) relative to U.S. Treasury bonds with similar maturities, thus the direction of price movements of government debt typically drives a large part of returns in the asset class.
During the performance period, yields on Treasury bonds increased most significantly on the front end of the yield curve, as rates gradually priced out future rate cuts and began pricing in a small probability of hikes. Yields on 30-year Treasury bonds increased over the period, but to a lesser degree, resulting in a flatter yield curve. Despite rising rates, favorable technicals resulted in the Bloomberg Aggregate Eligible Taxable Municipal Index (unlevered) returning 5.37% for the twelve-month period ended June 30, 2026.
Spreads on taxable municipal bonds ended the period tighter (prices rise as spreads tighten) at the broad index level which contributed to performance. Spreads of taxable municipal bonds tend to follow those of corporate investment grade bonds, although usually with more muted volatility. Spreads of corporate investment grade paper tightened marginally but lagged the taxable municipal sector.
The second half of 2025 was framed by a softening labor market, the longest government shutdown in history, and limited economic data for markets and the Federal Reserve to assess. An increasingly dovish Fed cut rates at three consecutive meetings, lowering the Federal Funds rate from 4.50% to 3.75% and creating a constructive backdrop for fixed income. Conditions for risk assets shifted in late March as an oil-driven inflation shock tied to escalating tensions with Iran triggered a sharp repricing of monetary policy expectations, pressuring returns. The macro environment improved modestly by the end of the period as military conflict with Iran appeared to de-escalate, allowing oil prices to retrace from elevated levels, although geopolitical uncertainty remains. Meanwhile, the Federal Reserve left policy rates unchanged at its most recent meeting, while investors assessed how potential leadership changes could influence the path of monetary policy.
Technical conditions remained highly favorable during the period as elevated reinvestment demand, ongoing BAB redemptions, and taxable municipal tenders reinforced the scarcity premium. While valuations remain rich by historical standards, the absence of benchmark-eligible issuance and limited visibility into meaningful new supply continue to underpin spreads and drive performance. Oversubscription rates remained elevated, only dipping during expected seasonally weak months.
As mentioned, index-eligible taxable municipal issuance was limited, with a few months of outsized totals. April 2026, for example, saw monthly supply reach $6.2 billion, highlighted by transactions from the State of Hawaii and New York City, both of which were met with constructive investor demand and performed well in secondary trading. Total taxable issuance was virtually flat year-over-year, increasing 1% to $34 billion.
Credit developments were broadly constructive, with New York City’s budget largely finalized (an overhang over the market considering its heavy index weight) and California revenue trends showing improvement. Additional idiosyncratic credit updates had limited impact on the broader market. While municipal balance sheets remain healthy overall, credit performance is becoming increasingly issuer-specific, reinforcing the importance of disciplined fiscal management, strong governance, and rigorous fundamental credit analysis.
Market Price and Net Asset Value Per Share Summary
	06/30/26	12/31/25	Change	High	Low
Closing Market Price	$ 16.17	$ 16.32	(0.92)%	$ 16.73	$ 15.52
Net Asset Value	17.01	17.28	(1.56)	17.80	16.54
Performance
Returns for the period ended June 30, 2026 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	2.08%	6.21%	(1.17)%	3.07%
Trust at Market Price(a)(b)	2.75	7.79	(2.40)	2.52
Bloomberg Taxable Municipal Bond Index(c)	1.17	5.13	(0.11)	2.42

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that is a flagship measure of the taxable municipal bond market over 1 year to maturity. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies if all three rate the bond: Moody’s, S&P, Fitch.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed-End Funds” section of blackrock.com.

2026 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2026(continued)

BlackRock Taxable Municipal Bond Trust (BBN)
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Income, which was enhanced by the Trust’s use of leverage, made the largest contribution to absolute performance. A compression in municipal yield spreads was another driver of positive returns. However, a rise in prevailing yields (and a corresponding decline in prices) offset some of the favorable effect.
The Trust’s use of U.S. Treasury futures to manage interest rate risk was a further contributor. Securities in the 12- to 25-year area had the largest positive impact on performance from a maturity perspective, and those rated AA and A were top contributors in terms of credit tiers. Utilities, education, and tax-backed state bonds were the leading contributors at the sector level. On the other hand, several holdings in the tobacco sector detracted modestly.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on its investment strategy. Based on current estimates, distributions pursuant to the managed distribution policy during the period resulted in a return of capital.
Describe recent portfolio activity.
The Trust’s net duration (interest rate sensitivity) increased marginally over the period. Weightings in the 15- to 18-year and 20- to 25-year areas decreased, while allocations to the 10- to 15 year and 7- to 9-year segments rose. With respect to credit tiers, holdings in AA issues rose while the allocation to A rated debt fell.
The Trust’s weightings in corporate-backed debt and the State of New York were notable increases at the sector and geographic levels, respectively. Portfolio leverage increased modestly. The Trust added to positions in Build America Bonds due to their relatively compelling valuations, and it continued to have Build America Bonds called away through the Extraordinary Redemption Provision. Additionally, the Trust took advantage of tender offers for several holdings to sell positions at attractive relative prices.
Describe portfolio positioning at period end.
The Trust’s net duration positioning was slightly above the benchmark. The Trust remained overweight lower-quality securities (those rated A and lower). It was overweight in the 12- to 25-year range and underweight in shorter maturities. It was overweight in the housing, tobacco, and utility sectors and underweight in the school districts, tax-backed local, and tax-backed state categories.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of June 30, 2026(continued)

BlackRock Taxable Municipal Bond Trust (BBN)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	17.9%
State	16.4
Utilities	16.4
Education	11.1
Transportation	10.7
Housing	8.2
Tobacco	5.8
Corporate	4.2
Health	2.2
Health Care Providers & Services	2.1
Commercial Services & Supplies	1.9
Financial Services	1.2
Other*	1.9

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2026	3.4%
2027	1.2
2028	1.3
2029	5.1
2030	5.5

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	7.0%
AA/Aa	48.0
A	29.1
BBB/Baa	6.9
BB/Ba	2.9
B	2.4
CCC/Caa	— (e)
N/R	3.7

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1%.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)
June 30, 2026
BlackRock Taxable Municipal Bond Trust (BBN)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds
Commercial Services & Supplies — 2.9%
Grand Canyon University, 5.13%, 10/01/28	$6,022	$ 5,932,152
Rensselaer Polytechnic Institute, Series 2018, 5.25%, 09/01/48	18,190	16,210,123
Wesleyan University, 4.78%, 07/01/2116(a)	11,000	8,528,297
		30,670,572
Financial Services(b) — 1.9%
MMH Master LLC
6.38%, 02/01/34	2,326	2,389,702
6.50%, 02/01/39	6,475	6,872,358
6.75%, 02/01/44	7,300	7,726,890
Western Group Housing LP, 6.75%, 03/15/57	2,345	2,412,579
		19,401,529
Health Care Providers & Services(a) — 3.2%
Ascension Health, Series 2025, 4.92%, 11/15/35	4,750	4,691,250
Ochsner Clinic Foundation, 5.90%, 05/15/45	5,000	4,899,683
Sutter Health, Series 2025, 5.54%, 08/15/35	10,490	10,804,911
West Virginia United Health System Obligated Group, Series 2018, 4.92%, 06/01/48	15,000	12,975,900
		33,371,744
Interactive Media & Services — 1.1%
Meta Platforms, Inc., 5.50%, 11/15/45(a)	12,550	11,645,474
Internet Software & Services — 0.9%
Amazon.com, Inc., 5.65%, 03/13/46(a)	10,000	9,899,303
Pharmaceuticals — 0.9%
AbbVie, Inc., 4.75%, 03/15/36(a)	9,360	9,157,319
Total Corporate Bonds — 10.9% (Cost: $120,936,449)		114,145,941
Municipal Bonds
Alabama — 0.5%
Alabama Incentives Financing Authority, Refunding RB, Series B, (AGM), 3.54%, 09/01/42	4,970	4,149,237
Jacksonville Public Educational Building Authority, RB, (AGM), 7.00%, 08/01/46	1,365	1,481,805
		5,631,042
Alaska — 0.8%
Alaska Housing Finance Corp., RB, S/F Housing, Series C, 6.25%, 12/01/53(a)	8,030	8,356,577
Arizona — 3.4%
Maricopa County Industrial Development Authority, RB, 7.38%, 10/01/29(b)	11,540	12,049,657
Salt River Project Agricultural Improvement & Power District, RB, BAB, 4.84%, 01/01/41(a)	24,545	23,616,964
		35,666,621
Arkansas(b) — 1.6%
Arkansas Development Finance Authority, RB
7.50%, 07/01/48	7,400	8,286,699
7.38%, 07/01/56	8,100	8,443,732
		16,730,431
California — 22.0%
Alameda Corridor Transportation Authority, Refunding RB, CAB(c)
Series B, Senior Lien, 0.00%, 10/01/42	5,000	2,017,057
Series D, Subordinate, (AGM), 0.00%, 10/01/40	3,775	1,672,826
Security	Par (000)	Value
California (continued)
Alameda County Joint Powers Authority, RB, BAB, Series A, 7.05%, 12/01/44(a)	$11,000	$ 12,263,900
Bay Area Toll Authority, RB, BAB, Series S-3, 6.91%, 10/01/50	14,000	15,685,880
California Infrastructure & Economic Development Bank, RB, 5.50%, 01/01/38(b)	4,400	3,877,870
California Infrastructure & Economic Development Bank, Refunding RB, Class B, AMT, Sustainability Bonds, 12.00%, 01/01/65(b)(d)	3,325	2,177,875
California State Public Works Board, RB, BAB, Series G-2, 8.36%, 10/01/34(a)	17,050	19,815,096
California State University, Refunding RB, Series B, 2.80%, 11/01/41	5,000	3,797,116
Cerritos Community College District, Refunding GO, 3.00%, 08/01/38	1,000	832,156
City & County of San Francisco California, COP, Class A, 6.38%, 10/01/43	8,480	8,708,173
City of Chula Vista California, RB, 2.40%, 06/01/36	1,275	1,027,204
City of Huntington Beach California, Refunding RB
3.28%, 06/15/40(a)	6,000	4,925,008
3.38%, 06/15/44	1,500	1,156,735
City of Orange California, RB, (BAM), 3.12%, 06/01/44	2,000	1,481,188
City of Riverside California, RB, Series A, (BAM-TCRS), 3.86%, 06/01/45	1,500	1,339,442
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29(a)	7,535	7,743,200
Golden State Tobacco Securitization Corp., Refunding RB
(SAP), 3.12%, 06/01/38	9,100	7,646,764
Class B, (SAP), 3.29%, 06/01/42	500	392,327
Series A-1, 3.71%, 06/01/41	26,275	20,310,409
Series A-1, 4.21%, 06/01/50	22,500	15,863,033
Los Angeles Community College District, GO, BAB, 6.60%, 08/01/42	10,000	10,535,925
Regents of the University of California Medical Center Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48	5,330	5,605,073
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, BAB, Series F, 6.58%, 05/15/49	12,960	13,647,305
San Diego County Regional Airport Authority, ARB, Series B, 5.59%, 07/01/43	3,445	3,427,189
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Series B, (AGM), 3.49%, 01/15/50	7,200	5,444,674
State of California, GO, BAB(a)
7.55%, 04/01/39	9,035	10,723,763
7.35%, 11/01/39	5,000	5,729,446
7.63%, 03/01/40	8,950	10,570,218
7.60%, 11/01/40	15,000	17,959,932
State of California, Refunding GO(a)
5.13%, 03/01/38	10,010	10,025,246
5.88%, 10/01/41	5,000	5,174,726
		231,576,756
Colorado — 1.8%
Colorado Health Facilities Authority, Refunding RB, Series B, 4.48%, 12/01/40	11,885	10,440,618
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Taxable Municipal Bond Trust (BBN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Colorado (continued)
Colorado Housing and Finance Authority, RB, S/F Housing, Series B-1, Class I, (GNMA), 6.25%, 11/01/54	$1,710	$ 1,801,477
Denver City & County School District No. 1, Refunding COP, Series B, 7.02%, 12/15/37	6,000	6,791,867
		19,033,962
Connecticut — 1.6%
Connecticut Housing Finance Authority, RB, S/F Housing, Series E-1, Class T, Sustainability Bonds, 5.37%, 11/15/44(a)	6,575	6,489,740
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-2, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.41%, 05/15/55	9,675	9,765,569
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series G-2, 4.25%, 07/01/27(b)	275	274,503
		16,529,812
District of Columbia — 1.8%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, BAB, Series D, 8.00%, 10/01/47(a)	10,750	13,193,978
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, RB, BAB, 7.46%, 10/01/46	5,000	5,875,841
		19,069,819
Florida — 5.2%
County of Miami-Dade Seaport Department, ARB, 6.22%, 11/01/55	3,295	3,376,355
Florida Development Finance Corp., RB, Series D, 5.75%, 12/15/26(b)	650	617,500
Florida Development Finance Corp., Refunding RB
Class B, 4.01%, 04/01/40	2,500	2,223,007
Series B, 4.11%, 04/01/50	5,000	4,109,592
AMT, 12.00%, 07/15/32(b)(d)(e)(f)	1,150	322,000
Miami-Dade County Educational Facilities Authority, Refunding RB, Series B, 5.07%, 04/01/50	12,250	11,419,729
State Board of Administration Finance Corp., RB, Series A, 5.53%, 07/01/34(a)	18,300	19,029,480
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	13,500	13,327,691
		54,425,354
Georgia — 5.6%
East Point Business & Industrial Development Authority, RB, Series B, 5.25%, 06/15/31(b)(e)(f)	860	516,000
Municipal Electric Authority of Georgia, Refunding RB, BAB
6.64%, 04/01/57	24,720	26,392,330
6.66%, 04/01/57	19,972	21,436,491
7.06%, 04/01/57	9,174	10,113,233
		58,458,054
Hawaii — 0.7%
State of Hawaii, GO, Series GK, 6.05%, 10/01/36	5,000	5,320,484
State of Hawaii, Refunding GO, Series GC, 2.37%, 10/01/35	2,500	2,042,982
		7,363,466
Security	Par (000)	Value
Idaho — 1.5%
Idaho Housing & Finance Association, RB, S/F Housing
Series B, (FHLMC, FNMA, GNMA), 6.25%, 07/01/54	$5,170	$ 5,396,806
Series E, (FHLMC, FNMA, GNMA), 6.06%, 01/01/44(a)	9,655	9,836,189
Idaho Housing & Finance Association, Refunding RB, 8.00%, 03/01/39(b)	600	601,172
		15,834,167
Illinois — 15.6%
Chicago Board of Education, GO, BAB
6.04%, 12/01/29	8,510	8,379,217
6.52%, 12/01/40	9,745	9,007,456
Chicago O’Hare International Airport, Refunding ARB, BAB, Series B, 6.40%, 01/01/40	1,500	1,625,887
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB
Series A, 6.90%, 12/01/40	7,024	7,746,821
Series B, 6.90%, 12/01/40	4,311	4,753,856
Chicago Transit Authority Sales Tax Receipts Fund, RB, BAB, Series B, 6.20%, 12/01/40(a)	15,474	16,243,307
City of Chicago Illinois Wastewater Transmission Revenue, RB, BAB, Series B, 2nd Lien, 6.90%, 01/01/40(a)	36,000	39,194,611
City of Chicago Illinois Waterworks Revenue, RB, BAB, Series B, 2nd Lien, 6.74%, 11/01/40	15,250	16,506,945
Illinois Finance Authority, RB, 6.69%, 07/01/33	2,925	2,965,953
Illinois Housing Development Authority, RB, S/F Housing
Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.88%, 10/01/49	3,025	3,007,495
Series F, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.90%, 10/01/46	6,155	6,139,957
Illinois Municipal Electric Agency, RB, BAB, 7.29%, 02/01/35(a)	5,425	5,818,531
Metropolitan Water Reclamation District of Greater Chicago, GOL, BAB, 5.72%, 12/01/38	2,915	2,973,236
Northern Illinois Municipal Power Agency, RB, BAB, 7.82%, 01/01/40	5,000	5,748,470
State of Illinois, GO, BAB
6.63%, 02/01/35	1,869	1,952,835
7.35%, 07/01/35(a)	25,611	27,374,012
Series 3, 6.73%, 04/01/35(a)	4,375	4,591,088
		164,029,677
Indiana — 1.5%
Indiana Finance Authority, RB, BAB, Series B, 6.60%, 02/01/39(a)	7,900	8,621,252
Indiana Municipal Power Agency, RB, BAB, Series A, 5.59%, 01/01/42	7,260	7,099,637
		15,720,889
Kentucky — 0.9%
Westvaco Corp., RB, 7.67%, 01/15/27(b)	9,400	9,530,925
Louisiana — 0.9%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A-3, 5.20%, 12/01/39(a)	9,750	9,807,242

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Taxable Municipal Bond Trust (BBN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Maryland — 2.6%
Maryland Community Development Administration, RB, S/F Housing
Series F, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.15%, 09/01/38	$5,000	$ 5,200,675
Series F, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.23%, 09/01/43	10,000	10,264,063
Maryland Economic Development Corp., RB
4.00%, 04/01/34	9,060	6,742,187
Sustainability Bonds, 5.94%, 05/31/57	5,000	5,070,512
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 6.25%, 03/01/27(b)	255	253,314
		27,530,751
Massachusetts — 6.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, 5.73%, 06/01/40(a)	5,000	5,149,354
Massachusetts Educational Financing Authority, RB
Series A, 3.61%, 07/01/36	7,965	7,373,639
Series A, 5.95%, 07/01/44	12,885	13,220,242
Series A, 6.17%, 07/01/50	15,000	15,477,849
Massachusetts Educational Financing Authority, Refunding RB
Series A, 4.95%, 07/01/38	13,355	13,113,791
Series A, 6.35%, 07/01/49	8,780	9,168,813
Massachusetts Housing Finance Agency, RB, S/F Housing, Series 226, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.84%, 12/01/42	3,170	3,212,287
Massachusetts Port Authority, Refunding RB, Series C, 2.72%, 07/01/42	5,055	3,827,119
		70,543,094
Michigan — 4.2%
Michigan Finance Authority, RB
6.38%, 06/01/33(b)(e)(f)	1,000	480,000
Series D, 5.02%, 11/01/43	7,500	7,151,488
Michigan Finance Authority, Refunding RB, CAB, Series B, 0.00%, 06/01/45(c)	50,000	13,619,890
Michigan State Housing Development Authority, RB, S/F Housing, Series B, Sustainability Bonds, 5.77%, 12/01/44	3,125	3,150,832
Michigan State University, RB, BAB, Series A, 6.17%, 02/15/50(a)	5,500	5,624,336
Michigan State University, Refunding RB, Series A, 4.50%, 08/15/48(a)	14,575	13,203,544
Western Michigan University, Refunding RB, Series B, (AGM), 2.88%, 11/15/43	1,500	1,133,983
		44,364,073
Minnesota — 1.8%
Minnesota Housing Finance Agency, RB, S/F Housing, Series P, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.79%, 07/01/44	3,000	3,028,555
Southern Minnesota Municipal Power Agency, Refunding RB, BAB, Series A, 5.93%, 01/01/43	8,000	8,198,187
Security	Par (000)	Value
Minnesota (continued)
Western Minnesota Municipal Power Agency, RB, BAB, 6.77%, 01/01/46	$5,000	$ 5,404,135
Western Minnesota Municipal Power Agency, Refunding RB, Series A, 3.23%, 01/01/46	3,000	2,277,285
		18,908,162
Missouri — 1.9%
Curators of the University of Missouri, RB, BAB, 5.79%, 11/01/41	7,000	7,084,545
Missouri Joint Municipal Electric Utility Commission, RB, BAB, 7.73%, 01/01/39	11,000	12,913,434
		19,997,979
Nevada — 0.8%
County of Clark Department of Aviation, ARB, BAB, Series C, 6.82%, 07/01/45	2,000	2,201,980
Nevada Housing Division, RB, S/F Housing, Series F, (FHLMC, FNMA, GNMA), 5.52%, 10/01/44	6,485	6,372,390
		8,574,370
New Hampshire — 2.7%
New Hampshire Business Finance Authority, RB, 3.78%, 01/01/36	2,485	1,840,939
New Hampshire Business Finance Authority, Refunding RB
3.30%, 04/01/32	12,895	9,479,309
2.87%, 07/01/35	4,635	3,353,712
Series A, 6.89%, 04/01/34(b)	8,835	9,348,675
New Hampshire Health and Education Facilities Authority Act, RB, Class A, 5.04%, 11/01/34	4,130	4,128,329
		28,150,964
New Jersey — 8.0%
New Jersey Economic Development Authority, RB
Series A, (NPFGC), 7.43%, 02/15/29	15,535	16,117,120
Series B, 7.00%, 06/15/30(b)	2,390	2,390,386
New Jersey Educational Facilities Authority, Refunding RB
(AGM), 3.51%, 07/01/42	6,000	4,902,228
(AGM), 3.61%, 07/01/50	1,500	1,137,436
New Jersey Institute of Technology, Refunding RB, Series B, 3.42%, 07/01/42(a)	7,500	6,038,812
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.08%, 06/15/39	7,230	6,584,602
New Jersey Turnpike Authority, RB, BAB(a)
Series A, 7.10%, 01/01/41	34,000	38,798,971
Series F, 7.41%, 01/01/40	6,790	7,924,195
		83,893,750
New York — 12.9%
City of New York, GO
Series H, 6.29%, 02/01/45	7,260	7,605,233
Sub-Series H-1, 5.65%, 02/01/46	4,275	4,288,321
Series D-1, Sustainability Bonds, 5.11%, 10/01/54	3,930	3,619,067
City of New York, Refunding GO
Series D, 2.17%, 08/01/34(g)	4,305	3,584,519
Series D, 2.17%, 08/01/34	2,980	2,449,799
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Taxable Municipal Bond Trust (BBN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority Dedicated Tax Fund, RB, BAB, 7.34%, 11/15/39(a)	$21,620	$ 24,986,152
Metropolitan Transportation Authority, RB, BAB
6.67%, 11/15/39	2,220	2,396,484
Series TR, 6.69%, 11/15/40	19,705	21,567,519
Metropolitan Transportation Authority, Refunding RB, Series C2, Sustainability Bonds, 5.18%, 11/15/49	340	314,483
New York City Housing Development Corp., RB, M/F Housing
Sustainability Bonds, 3.10%, 11/01/45	1,310	940,993
Series D, Sustainability Bonds, (HUD SECT 8), 5.40%, 08/01/49(a)	6,550	6,295,685
New York City Municipal Water Finance Authority, RB, 5.95%, 06/15/42(a)	5,000	5,010,262
New York City Municipal Water Finance Authority, Refunding RB, 5.88%, 06/15/44(a)	7,590	7,541,794
New York State Dormitory Authority, RB, Series B, 5.99%, 07/01/45	5,145	5,333,086
New York State Dormitory Authority, RB, BAB, Series H, 5.39%, 03/15/40(a)	15,000	14,942,995
New York State Dormitory Authority, Refunding RB
2.99%, 07/01/40	7,090	5,656,622
Class B, 2.69%, 07/01/40	3,000	2,309,280
Port Authority of New York & New Jersey, RB, 5.65%, 11/01/40	2,115	2,218,517
Triborough Bridge & Tunnel Authority, Refunding RB
Series A-3, 2.51%, 05/15/35(a)	10,390	8,703,150
Series A-3, 2.92%, 05/15/40	3,000	2,338,685
United Nations Development Corp., RB, S/F Housing, Series A, 6.54%, 08/01/55	3,400	3,586,333
		135,688,979
North Carolina — 0.6%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 53-B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 01/01/55	6,130	6,336,013
Ohio — 3.5%
American Municipal Power, Inc., RB, Series B, 7.83%, 02/15/41(a)	20,760	24,521,214
Ohio University, RB, 5.59%, 12/01/2114	10,100	9,335,803
State of Ohio, Refunding RB, 3.28%, 01/01/42	3,000	2,529,978
		36,386,995
Oklahoma — 1.6%
Oklahoma Development Finance Authority, RB
Series A-3, 5.09%, 02/01/52(a)	6,750	6,486,074
Series A-3, 4.71%, 05/01/52	3,695	3,395,752
Series B, 11.00%, 09/01/41(b)	2,900	2,748,192
Oklahoma Municipal Power Authority, RB, BAB, 6.44%, 01/01/45	3,500	3,666,423
		16,296,441
Pennsylvania — 3.6%
Commonwealth Financing Authority, RB
Series A, 4.14%, 06/01/38	4,435	4,157,799
Series A, 3.81%, 06/01/41	6,110	5,283,467
Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB, BAB, Series B, 6.53%, 06/15/39	$23,050	$ 24,851,973
Pennsylvania Turnpike Commission, Refunding RB, Series 1, 3.58%, 12/01/43	3,630	3,032,065
		37,325,304
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB, Series A-2, Restructured, 4.55%, 07/01/40	14,899	12,935,067
South Carolina — 2.4%
South Carolina Jobs-Economic Development Authority, RB, 7.35%, 08/15/30(b)	710	698,022
South Carolina Public Service Authority, RB, BAB, Series C, (AGM-CR), 6.45%, 01/01/50(a)	11,290	12,031,953
South Carolina Public Service Authority, Refunding RB
Series C, 5.78%, 12/01/41	4,595	4,760,188
Series D, (AGM), 6.45%, 12/01/42(a)	2,870	3,170,862
South Carolina Student Loan Corp., RB
Series A, 5.13%, 12/01/36	1,835	1,805,094
Series A, 3.59%, 12/01/39	2,285	2,251,695
		24,717,814
Tennessee — 5.0%
Memphis-Shelby County Industrial Development Board, Refunding TA, Series B, 5.45%, 07/01/45	5,875	4,485,906
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, BAB, Series A-2, 7.43%, 07/01/43(a)	35,105	39,028,633
Tennessee Housing Development Agency, RB, S/F Housing
Series 1B, Sustainability Bonds, 5.92%, 07/01/49	540	542,856
Series 2B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.91%, 07/01/44	5,000	5,106,610
Tennessee State School Bond Authority, Refunding RB, Series A, (ST INTERCEPT), 2.56%, 11/01/41(a)	4,525	3,436,779
		52,600,784
Texas — 9.0%
Alamo Regional Mobility Authority, Refunding RB, Series B, 3.28%, 06/15/46(a)	5,910	4,340,945
Arlington Higher Education Finance Corp., RB(b)(e)(f)
5.50%, 04/01/30	500	250,000
6.50%, 11/01/32	1,280	768,000
Arlington Higher Education Finance Corp., Refunding RB, Series B, 4.00%, 08/15/28	765	744,786
City of San Antonio Texas Customer Facility Charge Revenue, ARB, 5.87%, 07/01/45	7,500	7,499,132
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.47%, 02/01/45	12,500	12,567,722
Dallas Area Rapid Transit, RB, BAB, 5.02%, 12/01/48	2,500	2,318,900
Hidalgo County Regional Mobility Authority, Refunding RB, Series B, (AGM), 2.91%, 12/01/40	5,000	3,899,583
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 2.99%, 11/01/41	4,750	3,728,490
New Caney Independent School District, Refunding GO, (PSF), 2.40%, 02/15/42(a)	7,025	5,024,073
New Hope Higher Education Finance Corp., RB, Series B, 5.00%, 06/15/27(b)	135	132,644

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Taxable Municipal Bond Trust (BBN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Port of Beaumont Industrial Development Authority, RB, 4.10%, 01/01/28(b)	$8,285	$ 7,590,231
Port of Beaumont Navigation District, Refunding ARB, Series B, 10.00%, 07/01/26(b)	10,000	10,000,000
Rockwall Independent School District, Refunding GO, (PSF), 2.38%, 02/15/46	5,000	3,335,211
Texas Natural Gas Securitization Finance Corp., Series 2023-1, Class A2, 5.17%, 04/01/41(a)	10,000	10,078,515
Texas Private Activity Bond Surface Transportation Corp., RB, Series B, 3.92%, 12/31/49	25,000	19,941,385
United Independent School District, Refunding GO, (PSF), 2.85%, 08/15/44	3,885	2,803,256
		95,022,873
Utah — 0.4%
Utah Housing Corp., RB, S/F Housing
Series D, (FHLMC, FNMA, GNMA), 6.25%, 07/01/54	2,700	2,816,855
Series I, (FHLMC, FNMA, GNMA), 5.96%, 07/01/45	875	887,597
		3,704,452
Virginia — 3.9%
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	28,425	21,105,665
Virginia Housing Development Authority, RB, M/F Housing
Series C, 3.33%, 04/01/40	5,000	4,227,086
Series D, 3.52%, 06/01/40	4,000	3,443,743
Series F, (HUD SECT 8), 3.13%, 07/01/45	3,425	2,540,080
Virginia Housing Development Authority, RB, S/F Housing
Series A, 5.57%, 10/01/49	5,845	5,734,891
Series E, 5.82%, 07/01/44(a)	3,670	3,723,817
		40,775,282
Washington — 1.7%
Washington State Convention Center Public Facilities District, RB, BAB, 6.79%, 07/01/40	16,940	18,107,310
West Virginia — 1.3%
Tobacco Settlement Finance Authority, RB, Series B, 0.00%, 06/01/47(c)	1,600	160,012
Tobacco Settlement Finance Authority, Refunding RB
Series A, Class 1, 4.31%, 06/01/49	10,000	7,269,438
Series B, Class 2, 4.88%, 06/01/49	6,650	6,587,372
		14,016,822
Wisconsin(b) — 0.9%
Public Finance Authority, RB
5.38%, 06/15/28	170	165,435
5.25%, 01/01/31	775	709,178
Public Finance Authority, RB, M/F Housing, 6.70%, 02/01/55	7,550	7,596,697
Public Finance Authority, Refunding RB, Series B, 6.13%, 10/01/49	1,470	1,273,108
		9,744,418
Total Municipal Bonds — 142.1% (Cost: $1,478,749,651)		1,493,386,491

Security	Shares	Value
Warrants
Construction & Engineering — 0.0%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(f)(h)	157,137	$ 314,274
Total Warrants — 0.0% (Cost: $ — )		314,274
Total Long-Term Investments — 153.0% (Cost: $1,599,686,100)		1,607,846,706
Short-Term Securities
Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.54%(i)(j)	3,006,823	3,006,823
Total Short-Term Securities — 0.3% (Cost: $3,006,823)		3,006,823
Total Investments — 153.3% (Cost: $1,602,692,923)		1,610,853,529
Liabilities in Excess of Other Assets — (53.3)%		(559,938,617)
Net Assets — 100.0%		$ 1,050,914,912

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Taxable Municipal Bond Trust (BBN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/26	Shares Held at 06/30/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 5,826,343	$ —	$ (2,819,520)(a)	$ —	$ —	$ 3,006,823	3,006,823	$ 156,615	$ —

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Bank PLC	3.84%(b)	05/16/25	Open	$ 8,721,212	$ 9,135,892	Municipal Bonds	Open/Demand
Barclays Bank PLC	3.85 (b)	05/16/25	Open	4,575,000	4,786,936	Municipal Bonds	Open/Demand
Barclays Bank PLC	3.85 (b)	05/16/25	Open	13,106,250	13,730,927	Municipal Bonds	Open/Demand
Barclays Bank PLC	3.85 (b)	05/16/25	Open	7,375,637	7,727,179	Municipal Bonds	Open/Demand
Barclays Bank PLC	3.85 (b)	05/16/25	Open	25,434,856	26,647,145	Municipal Bonds	Open/Demand
Barclays Bank PLC	3.85 (b)	05/16/25	Open	5,880,938	6,161,238	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	3.95 (b)	05/16/25	Open	17,865,375	18,725,915	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	3.95 (b)	05/16/25	Open	17,573,750	18,420,243	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	3.95 (b)	05/16/25	Open	38,160,000	39,998,093	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	3.95 (b)	11/06/25	Open	694,025	712,232	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	3.79 (b)	12/31/25	Open	4,565,938	4,653,423	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.74 (b)	01/29/26	Open	7,878,750	7,878,750	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.95	05/20/26	Open	6,387,500	6,416,936	Municipal Bonds	Open/Demand
Barclays Bank PLC	3.74 (b)	05/29/26	Open	9,375,000	9,407,141	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	05/29/26	Open	12,577,500	12,621,888	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/01/26	Open	7,929,625	7,955,066	Municipal Bonds	Open/Demand
Barclays Bank PLC	3.74 (b)	06/03/26	Open	10,332,650	10,362,707	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.74 (b)	06/03/26	Open	8,693,100	8,718,387	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.74 (b)	06/03/26	Open	11,106,750	11,139,058	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/04/26	Open	1,053,750	1,056,680	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	06/10/26	Open	4,625,000	4,635,306	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	38,308,331	38,394,365	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	3,601,188	3,609,275	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	9,534,312	9,561,843	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	8,221,087	8,239,551	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	11,563,750	11,589,720	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	5,456,250	5,468,504	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	6,090,094	6,103,771	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	5,793,750	5,806,762	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	8,304,875	8,323,526	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	8,085,000	8,103,158	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	10,254,725	10,277,755	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	19,010,750	19,053,445	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85	06/10/26	Open	10,437,500	10,460,941	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85	06/10/26	Open	4,730,125	4,740,748	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	6,351,600	6,365,865	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	6,950,831	6,966,442	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	7,343,325	7,359,817	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85	06/10/26	Open	15,892,800	15,928,493	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	9,347,812	9,368,806	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	12,698,469	12,726,987	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	4,413,338	4,423,249	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	5,993,250	6,006,710	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	12,694,850	12,723,361	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	1,582,500	1,586,054	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	6,339,088	6,353,324	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	10,169,437	10,192,276	Municipal Bonds	Open/Demand

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Taxable Municipal Bond Trust (BBN)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
TD Securities (USA) LLC	3.85%(b)	06/10/26	Open	$ 5,642,000	$ 5,654,671	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	15,894,887	15,930,585	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	4,937,500	4,948,589	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	17,081,250	17,119,612	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	4,768,219	4,778,927	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	9,625,000	9,646,616	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85	06/10/26	Open	18,806,250	18,848,486	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	3,246,688	3,253,979	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	3.85 (b)	06/10/26	Open	4,918,750	4,929,797	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	3.90 (b)	06/11/26	Open	4,173,938	4,182,981	Municipal Bonds	Open/Demand
Barclays Bank PLC	3.74 (b)	06/25/26	Open	12,112,500	12,120,050	Corporate Bonds	Open/Demand
				$ 574,288,625	$ 582,040,183

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	333	09/21/26	$ 36,547	$ (328,641)
U.S. Long Bond	540	09/21/26	61,054	(1,907,815)
				$ (2,236,456)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 2,236,456	$ —	$ 2,236,456

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2026, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ 4,637,027	$ —	$ 4,637,027
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (2,865,780)	$ —	$ (2,865,780)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Taxable Municipal Bond Trust (BBN)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$100,614,883
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$ —	$ 114,145,941	$ —	$ 114,145,941
Municipal Bonds	—	1,493,386,491	—	1,493,386,491
Warrants	—	—	314,274	314,274
Short-Term Securities
Money Market Funds	3,006,823	—	—	3,006,823
	$3,006,823	$1,607,532,432	$314,274	$1,610,853,529
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$ (2,236,456)	$ —	$ —	$ (2,236,456)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $582,040,183 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Statement of Assets and Liabilities (unaudited)
June 30, 2026

BBN
ASSETS
Investments, at value — unaffiliated(a)	$ 1,607,846,706
Investments, at value — affiliated(b)	3,006,823
Cash pledged for futures contracts	2,649,000
Receivables:
Investments sold	6,061,084
Dividends — affiliated	21,142
Interest — unaffiliated	28,402,670
Variation margin on futures contracts	736,288
Deferred offering costs	199,888
Prepaid expenses	28,881
Total assets	1,648,952,482
LIABILITIES
Reverse repurchase agreements, at value	582,040,183
Payables:
Investments purchased	13,871,498
Accounting services fees	44,743
Custodian fees	5,524
Income dividend distributions	206,071
Investment advisory fees	762,406
Offering costs	31,374
Trustees’ and Officer’s fees	503,743
Professional fees	37,476
Transfer agent fees	44,302
Other liabilities	490,250
Total liabilities	598,037,570
Commitments and contingent liabilities
NET ASSETS	$ 1,050,914,912
NET ASSETS CONSIST OF
Paid-in capital(c)(d)(e)	$ 1,133,046,050
Accumulated loss	(82,131,138)
NET ASSETS	$ 1,050,914,912
Net asset value	$ 17.01
(a) Investments, at cost—unaffiliated	$1,599,686,100
(b) Investments, at cost—affiliated	$3,006,823
(c) Shares outstanding	61,792,514
(d) Shares authorized	Unlimited
(e) Par value	$0.001
See notes to financial statements.
Financial Statements

Statement of Operations (unaudited)
Six Months Ended June 30, 2026

BBN
INVESTMENT INCOME
Dividends — affiliated	$156,615
Interest — unaffiliated	47,161,156
Total investment income	47,317,771
EXPENSES
Investment advisory	4,424,996
Accounting services	90,823
Trustees and Officer	44,898
Transfer agent	41,111
Professional	40,057
Custodian	11,658
Registration	11,325
Printing and postage	8,016
Miscellaneous	13,301
Total expenses excluding interest expense	4,686,185
Interest expense	10,430,539
Total expenses	15,116,724
Less fees waived and/or reimbursed by the Manager	(3,282)
Total expenses after fees waived and/or reimbursed	15,113,442
Net investment income	32,204,329
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	1,143,570
Futures contracts	4,637,027
5,780,597
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(15,350,134)
Futures contracts	(2,865,780)
(18,215,914)
Net realized and unrealized loss	(12,435,317)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,769,012
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

	BBN
	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$32,204,329	$60,648,440
Net realized gain (loss)	5,780,597	(7,300,474)
Net change in unrealized appreciation (depreciation)	(18,215,914)	25,398,561
Net increase in net assets resulting from operations	19,769,012	78,746,527
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(36,556,451)(b)	(61,114,452)
Return of capital	—	(9,532,929)
Decrease in net assets resulting from distributions to shareholders	(36,556,451)	(70,647,381)
NET ASSETS
Total increase (decrease) in net assets	(16,787,439)	8,099,146
Beginning of period	1,067,702,351	1,059,603,205
End of period	$1,050,914,912	$1,067,702,351

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.
Financial Statements

Statement of Cash Flows (unaudited)
Six Months Ended June 30, 2026

BBN
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$19,769,012
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	44,792,597
Purchases of long-term investments	(59,118,492)
Net proceeds from sales of short-term securities	2,819,520
Amortization of premium and accretion of discount on investments and other fees	(1,262,938)
Net realized gain on investments	(1,143,570)
Net unrealized (appreciation) depreciation on investments	15,350,134
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(10,573)
Interest — unaffiliated	(640,489)
Variation margin on futures contracts	(532,327)
Prepaid expenses	(28,663)
Deferred offering costs.	(184,946)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(14,865)
Custodian fees	(1,747)
Interest expense	(5,829,205)
Investment advisory fees	1,521
Trustees’ and Officer’s fees	(40,154)
Professional fees	(11,035)
Transfer agent fees	17,966
Other liabilities	490,250
Net cash provided by operating activities	14,421,996
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(36,531,253)
Payments for offering costs	31,374
Decrease in bank overdraft	(108,742)
Net borrowing of reverse repurchase agreements	21,912,625
Net cash used for financing activities	(14,695,996)
CASH
Net decrease in restricted and unrestricted cash	(274,000)
Restricted and unrestricted cash at beginning of period	2,923,000
Restricted and unrestricted cash at end of period	$2,649,000
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$16,259,744
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	2,649,000
$2,649,000
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BBN
	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Period from 08/01/21 to 12/31/21	Year Ended 07/31/21

Net asset value, beginning of period	$17.28	$17.15	$18.07	$17.30	$25.27	$26.02	$25.48
Net investment income(a)	0.52	0.98	0.90	0.88	1.16	0.55	1.32
Net realized and unrealized gain (loss)	(0.20)	0.29	(0.71)	1.05	(7.80)	(0.57)	0.61
Net increase (decrease) from investment operations	0.32	1.27	0.19	1.93	(6.64)	(0.02)	1.93
Distributions(b)
From net investment income	(0.59)(c)	(0.99)	(0.90)	(0.88)	(1.03)	(0.67)	(1.38)
Return of capital	—	(0.15)	(0.21)	(0.28)	(0.30)	(0.06)	(0.01)
Total distributions	(0.59)	(1.14)	(1.11)	(1.16)	(1.33)	(0.73)	(1.39)
Net asset value, end of period	$17.01	$17.28	$17.15	$18.07	$17.30	$25.27	$26.02
Market price, end of period	$16.17	$16.32	$16.12	$16.26	$16.84	$26.18	$26.31
Total Return(d)
Based on net asset value	2.08%(e)	7.93%	1.45%	12.04%	(26.55)%	(0.08)%(e)	7.96%
Based on market price	2.75%(e)	8.45%	5.98%	3.57%	(30.99)%	2.37%(e)	4.56%
Ratios to Average Net Assets(f)
Total expenses	2.87%(g)	3.10%	3.42%	3.50%	1.84%	1.07%(g)	1.20%
Total expenses after fees waived and/or reimbursed	2.87%(g)	3.10%	3.42%	3.50%	1.84%	1.07%(g)	1.20%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.89%(g)	0.87%	0.87%	0.87%	0.87%	0.87%(g)	0.86%
Net investment income	6.12%(g)	5.70%	5.07%	5.00%	5.82%	5.01%(g)	5.31%
Supplemental Data
Net assets, end of period (000)	$1,050,915	$1,067,702	$1,059,603	$1,116,420	$1,068,830	$1,508,138	$1,533,818
Borrowings outstanding, end of period (000)	$582,040	$565,957	$504,283	$501,062	$563,753	$769,609	$706,800
Portfolio turnover rate	3%	10%	17%	8%	11%	3%	16%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
See notes to financial statements.
Financial Highlights

Notes to Financial Statements (unaudited)

1.
ORGANIZATION
BlackRock Taxable Municipal Bond Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.
The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Cash: The Trust may maintain cash at its custodian, which at times may exceed United States federally insured limits. The Trust may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Trust is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared quarterly and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Chief Financial Officer acts as the Trust’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Trust. The CODM has concluded that the Trust operates as a single operating segment since the Trust has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Trust’s financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Trust’s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Trust’s Manager as the valuation designee for the Trust. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price (including evaluated prices) provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by the Trust. Certain information made available by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Trust has the ability to access for identical assets or liabilities;
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value.  Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the six months ended June 30, 2026, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trust were $564,100,550 and 3.73%, respectively.
Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor to the extent that the aggregate market value of the cash collateral and the purchased securities it holds is less than the repurchase price. As such, the receipt of any shortfall or any closeout amount owed to a fund upon termination of the MRA could be delayed or not received at all.
As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount
Barclays Bank PLC	$ (127,815,410)	$ 127,815,410	$ —	$ —
RBC Capital Markets, LLC	(93,109,823)	93,109,823	—	—
TD Securities (USA) LLC	(361,114,950)	361,114,950	—	—
	$ (582,040,183)	$ 582,040,183	$ —	$ —

(a)
Collateral, if any, with a value of $613,413,902 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Trust entered into an Investment Advisory Agreement with the  Manager, the Trust’s investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.
For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets.
For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Distribution Fees:  BBN has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BBN common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BBN’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended June 30, 2026 amounted to $0.
Expense Waivers:  The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2026, the amount waived was $3,282.
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the six months ended June 30, 2026, there were no fees waived by the Manager pursuant to this arrangement.
Trustees and Officers:  Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.
7.
PURCHASES AND SALES
For the six months ended June 30, 2026, purchases and sales of investments, including paydowns/payups, and excluding short-term securities, were $72,989,990 and $43,254,473, respectively.
8.
INCOME TAX INFORMATION
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trust as of June 30, 2026, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Trust’s NAV.
As of December 31, 2025, the Trust had non-expiring capital loss carryforwards as follows:
Trust Name	Non-Expiring Capital Loss Carryforwards(a)
BBN	$ (87,523,028)

(a)	Amounts available to offset future realized capital gains.
As of June 30, 2026, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BBN	$ 1,603,563,576	$ 50,046,491	$ (44,992,994)	$ 5,053,497
9.
PRINCIPAL RISKS
In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.
The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvests the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.
The Build America Bonds (“BABs”) market is smaller, less diverse and less liquid than other types of municipal securities. Since the BABs program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.
The Trust may invest in BABs. Issuers of direct pay BABs held in the Trust’s portfolio receive a subsidy from the U.S. Treasury with respect to interest payment on bonds. There is no assurance that an issuer will comply with the requirements to receive such subsidy or that such subsidy will not be reduced or terminated altogether in the future. As of period end, the subsidy that issuers of direct payment BABs receive from the U.S. Treasury has been reduced as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. The early redemption of BABs at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities which could reduce the Trust’s income and distributions. Moreover, the elimination or reduction in subsidy from the federal government may adversely affect an issuer’s ability to repay or refinance BABs and the BABs’ credit ratings, which, in turn, may adversely affect the value of the BABs held by the Trust and the Trust’s NAV.
Illiquidity Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:  The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Valuation Risk:  The price the Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Trust, and the Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.
The Trust invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trust may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trust’s performance.
The Trust invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trust invests.
10.
CAPITAL SHARE TRANSACTIONS
The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  The par value for the Trust’s Common Shares is $0.001.  The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the six months ended June 30, 2026, and the year ended December 31, 2025, shares issued and outstanding remained constant.
BBN has filed a prospectus with the SEC allowing it to issue an additional 21,000,000 Common Shares through an equity Shelf Offering. Under the Shelf Offering, BBN, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 21,000,000 Common Shares remain available for issuance under the Shelf Offering. During the period ended June 30, 2026, BBN issued 0 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by BBN in connection with its Shelf Offering are recorded as “Deferred offering costs” in the Statement of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trust’s  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trust declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BBN	06/05/26	07/15/26	07/31/26	$ 0.098600
	06/05/26	08/14/26	08/31/26	0.098600
	06/05/26	09/15/26	09/30/26	0.098600

2026 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Taxable Municipal Bond Trust (the “Fund”) met on May 7, 2026 (the “May Meeting”) and June 4-5, 2026 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings during the year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also provided additional information to the Board in response to specific questions and requests from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any material outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for applicable services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s development and application of applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; (o) the Fund’s market discount/premium compared to peer funds; and (p) distributions.
Prior to and in preparation for the May Meeting, the Board prepared and submitted questions, requested specific materials, and received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees, as applicable; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made or benefits that inure to BlackRock or its affiliates, including relating to, as applicable, securities lending and cash management activities of the Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
Disclosure of Investment Advisory Agreement

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. Throughout the year, the Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of the Fund’s portfolio management team (including the tenure of or changes in the portfolio management team); research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks, the role of BlackRock’s Risk & Quantitative Analysis Group, and BlackRock’s policies and procedures for third-party vendor oversight. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with the Fund’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and net asset value; and services related to the valuation and pricing of the Fund’s portfolio holdings; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
B. The Investment Performance of the Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2025, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.
The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered the Fund’s performance relative to the Fund’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, the Fund generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for the Fund, and that BlackRock has explained its rationale for this belief to the Board.
C. Consideration of the Advisory/Management Fees and the Estimated Costs of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund
The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

2026 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreement (continued)

The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2025 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability information for other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered the Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although the Fund may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of the Fund’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also noted the revenue received by BlackRock and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BlackRock and/or its affiliates. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Throughout the year, the Board also received information and reporting, as applicable, regarding BlackRock’s soft dollar, brokerage, and trade execution practices.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock-advised funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2027. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.
Disclosure of Investment Advisory Agreement

Additional Information

Trust Certification
The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trust does not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trust. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trust’s exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
The Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Trust employs a managed distribution plan (the "Plan"), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trust.
The distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital.  The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed the Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the  Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
BBN’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since December 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Except if noted otherwise herein, there were no changes to the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders.
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:

2026 BlackRock Semi-Annual Report to Shareholders

Additional Information (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trust will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Trust has delegated the voting of proxies for the Trust’s securities to BlackRock Advisors, LLC (the “Adviser”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Trust. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BBN may seek to raise additional equity capital through a Shelf Offering.  In a Shelf Offering, BBN may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BBN’s  net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing).  While any such Shelf Offering may allow BBN to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On May 11, 2026, BBN filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BBN are not offers to sell BBN Common Shares or solicitations of an offer to buy BBN Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BBN contains important information about BBN, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BBN carefully and in its entirety before investing. Copies of the final prospectus for BBN can be obtained from BlackRock at blackrock.com.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AGM-CR	AGM Insured Custodial Receipt
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAB	Build America Bond
BAM	Build America Mutual Assurance Co.
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
HUD SECT 8	U.S. Department of Housing and Urban Development Section 8
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family
SAP	Subject to Appropriations
ST	Special Tax
TA	Tax Allocation

2026 BlackRock Semi-Annual Report to Shareholders

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Want to know more?
blackrock.com | 800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
TAXMB-06/26-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

 Item 6 –  Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) Effective March 17, 2026, Walter O’Connor is no longer a named portfolio manager of the Fund.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Taxable Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: August 21, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: August 21, 2026

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Taxable Municipal Bond Trust

Date: August 21, 2026